Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated August 8, 2016
To Allstate Life Insurance Company
Prospectus dated April 29, 2016

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated August 8, 2016
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We are issuing this Supplement to reflect a change to one of the Portfolios of Advanced Series Trust.  Please check your Annuity Prospectus to determine if the following change affects the Annuity that you own.  Accordingly, we make the following change to your Annuity Prospectus:

AST Herndon Large-Cap Value Portfolio.  The name of the AST Herndon Large-Cap Value Portfolio will change to the AST Value Equity Portfolio on or about September 12, 2016.  Accordingly, effective on or about September 12, 2016, all references to the “AST Herndon Large-Cap Value Portfolio” are hereby changed to the “AST Value Equity Portfolio.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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